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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 333-05227) of our report dated February 9, 2001 accompanying the financial statements of the Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III and Futurity Select Four Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, to the use of our report dated February 9, 2001 accompanying the financial statements of the Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice and Regatta Flex 4 Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, to the use of our report dated February 7, 2001 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the MFS Regatta Classic Statement of Additional Information and the Futurity Focus Statement of Additional Information, which are part of such Registration Statement, and to the incorporation by reference of our report dated February 7, 2001 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 2000.

We also consent to the reference to us under the headings "Accountants" and" Appendix B - Condensed Financial Information -- Accumulation Unit Values" appearing in such Prospectuses and under the heading "Financial Statements" in the Statement of Additional Information relating to each of such Prospectuses.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

April 6, 2001